Exhibit 13.1

CERTIFICATION OF ANDERS NILSSON, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF TELE2 AB (PUBL) AND MIKAEL LARSSON, CHIEF FINANCIAL OFFICER AND EXECUTIVE VICE PRESIDENT OF TELE2 AB (PUBL), PURSUANT TO SECTION 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Tele2 AB (publ)  (the “Company”) on Form 20-F for the period ending December 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of our knowledge:

1.              The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.              The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 1, 2019	By:	/s/ Anders Nilsson
ANDERS NILSSON

President and Chief Executive Officer

Date: April 1 , 2019	By:	/s/ Mikael Larsson
MIKAEL LARSSON
Chief Financial Officer and Executive Vice President